UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[X ]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

JNL Series Trust
________________________________________________________________________
(Name of Reg istrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

_______________________________________________________________

2)           Aggregate number of securities to which transaction applies:

_______________________________________________________________

3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________

4)           Proposed maximum aggregate value of transaction:

_______________________________________________________________

5)           Total fee paid:

_______________________________________________________________

[   ]           Fee paid previously with preliminary materials.

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

_______________________________________________________________

2)           Form, Schedule or Registration Statement No.:

_______________________________________________________________

3)           Filing Party:

_______________________________________________________________

4)           Date Filed:

_______________________________________________________________

JNL SERIES TRUST

JNL/Select Money Market Fund

1 Corporate Way
Lansing, Michigan 48951

(This page has been intentionally left blank.)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 15, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of JNL Series Trust, a Massachusetts business trust (“Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on March 15, 2011 at 9:00 a.m., local time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	JNL/Select Money Market Fund (“Fund”) only. To approve or disapprove a change to the fundamental investment policy of the Fund (“Proposal” or “Policy Change”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (“Board”) unanimously recommends that shareholders vote FOR the Policy Change.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 18, 2011, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on March 8, 2011 , as the last day on which voting instructions will be accepted.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting.  The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

/s/ Susan S. Rhee
February 2, 2011	Susan S. Rhee
Lansing, Michigan	Vice President, Counsel, & Secretary

JNL SERIES TRUST:

JNL/Select Money Market Fund

1 Corporate Way
Lansing, Michigan 48951

(This page has been intentionally left blank.)

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

March 15, 2011

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (“Trustees” or “Board”) of JNL Series Trust, a Massachusetts business trust (“Trust”), of proxies to be voted at a Special Meeting (“Meeting”) of shareholders of JNL/Select Money Market Fund (“Fund”), a series of the Trust, to be held on March 15, 2011, at 9:00 a.m. local time, in the offices of Jackson National Life Insurance Company (“JacksonSM”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	JNL/Select Money Market Fund (“Fund”) only. To approve or disapprove a change to the fundamental investment policy of the Fund (“Proposal” or “Policy Change”).

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 2, 2011.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual report to shareholders.

THE TRUST’S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDE FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2010 (audited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (“Declaration of Trust”), provides that 30% of the shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a Shareholders’ meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger.  At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.  A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the Shareholder.

Required Vote

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust.  Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal could have the same practical effect as an instruction to vote against the proposal.

Approval of the Policy Change by the Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the Investment Company Act of 1940, as amended, (the “1940 Act”), which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the Policy Change is approved by Shareholders of the Fund, it will be implemented on or about May 2, 2011.

If the Policy Change is not approved by Shareholders of the Fund, the investment strategy for the Fund will not change as shown on page 3.  In that case, the Board will consider what, if any, course of action should be taken.  While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve the Policy Change.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Interests in the Fund, a series of the Trust, are represented by shares.  Shares of the Fund currently are sold only to separate accounts of JacksonSM or Jackson National Life Insurance Company of New York (“Jackson of NY”) to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by JacksonSM or Jackson of NY (the “issuing insurers”), to qualified employee benefit plans of JacksonSM or directly to JacksonSM, Jackson of NY or to regulated investment companies.  Although the issuing insurers legally own all of the shares of the Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of the Fund.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract.  The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract owners”) with assets invested in the Fund.  Contract owners at the close of business on January 18, 2011 (the “Record Date”) , will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session.  JacksonSM and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract owners.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners.  The issuing insurers have fixed the close of business on March 8, 2011 , as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

SUMMARY OF THE PROPOSAL

PROPOSAL: TO APPROVE OR DISAPPROVE A FUNDAMENTAL POLICY CHANGE TO THE JNL/SELECT MONEY MARKET FUND

Introduction

This proxy statement is being furnished to Shareholders of the Fund, a series of the Trust.  This proxy statement relates to the approval by the Board of the change in a fundamental policy of the Fund.  The Trust is providing this proxy statement to Shareholders investing in the Fund as of January 18, 2011.

At the meeting of the Board held on November 22-23, 2010, Jackson National Asset Management, LLC (“JNAM” or “Adviser”), whose address is 225 W. Wacker Drive, Chicago, Illinois 60606, recommended a fundamental policy change for the Fund to permit investments in bank securities , including foreign banks, beyond the current 25% limit on investments in foreign banks set forth in the Trust’s Prospectus and Statement of Additional Information.   The Fund will not distinguish between U.S. and foreign banks.   The Board has approved the Policy Change.  The Board, including all Trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) (“Independent Trustees”), approved the record date as of the close of business on January 18, 2011, for determination of Shareholders entitled to receive the proxy statement regarding the Policy Change for the Fund, and for Shareholders to vote on the Policy Change.

The Trust, a Massachusetts business trust, is an open-end management investment company, commonly known as a mutual fund, registered under the 1940 Act.  The Trust currently offers shares in 79 funds.

As Adviser to the Trust, JNAM selects, contracts with, compensates, and monitors sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of each of the funds.  In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board.  JNAM does not currently manage any of the funds’ assets on a day-to-day basis, but is responsible for the allocations of some of the funds.

JNAM is a wholly-owned subsidiary of JacksonSM which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  Jackson National Life Distributors LLC (“JNLD”), whose address is 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter of the shares of the Fund.  JNLD is a wholly-owned subsidiary of JacksonSM.

Information Concerning the Fundamental Policy Change for the JNL/Select Money Market Fund

JNAM is recommending a fundamental policy change for the Fund, which is sub-advised by Wellington Management Company, LLP (“Wellington”).  The fundamental policy change is to permit investments in foreign bank securities beyond the current 25% limit set forth in the Trust’s Prospectus and Statement of Additional Information.   The Fund will not distinguish between U.S. and foreign banks.

All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.  Fundamental investment restrictions or policies cannot be changed, as a matter of law, without shareholder approval.

The Board has approved the changes to the Fund’s fundamental investment policy, shown in bold below:

(2)
No Fund (except for the JNL/Invesco Global Real Estate Fund, JNL/BlackRock Commodity Securities Fund, JNL/Select Money Market Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund and JNL/S&P Disciplined Growth Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).  It is important to note that industry classification may be very narrow.  For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers.  Services can include cellular, long distance, paging and messaging, satellite or data and internet.  As the telecommunications industry continues to expand, there may be more service industries created.  Similarly, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel.  As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.  Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

Discussions with Wellington have highlighted the value of investments in domestic and foreign bank securities .  The Securities and Exchange Commission (“SEC”) had historically limited money market fund investments in foreign banks to 25% of a money market fund’s assets.  The Fund was structured to comply with those requirements when the Fund was created.  In 1998, the SEC removed this limitation , no longer distinguishing between U.S. and foreign banks, and money market funds were free to invest unlimited amounts in the “banking industry” (which includes U.S. banks, foreign banks, and U.S. branches of foreign banks ) .

The Board has approved the change in the fundamental investment restriction regarding investments in foreign banks.  If Shareholders approve the proposed change to the fundamental investment restriction regarding investments in foreign banks, the Fund would be permitted to invest in foreign bank securities beyond the current 25% limit.  The change in the fundamental investment restriction regarding investments in foreign banks would allow Wellington more flexibility in managing the Fund.

If the Proposal is approved by the Fund’s shareholders, the Policy Change will be effective May 2, 2011.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 18, 2011, as the Record Date for the determination of the shareholders entitled to vote at the Meeting.  Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.  As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNL/Select Money Market Fund – Class A	651,360,201.250
JNL/Select Money Market Fund – Class B	7,109,674.320

As of January 18, 2011, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares of the Fund are sold only to JacksonSM, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, JacksonSM, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust.  In addition, JacksonSM, through its general account, is the beneficial owner of shares in certain of the funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes.  Shares of certain funds are owned in part by the JNL/S&P Funds of the Trust, which are organized as “fund-of-funds” investing exclusively in other funds of the Trust.

As of January 18, 2011, no persons beneficially owned more than 5% of any class of the outstanding shares of the Fund .

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions.  As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of January 18, 2011, no person s may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this Proxy Statement is in the best interest of the Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or JacksonSM.

JNAM, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, Hauppauge, New York 11788, to assist in the solicitation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $25,000.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM.  The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.
A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee

Susan S. Rhee
Vice President, Counsel, & Secretary

February 2, 2011
Lansing, Michigan

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-xxx-xxx-xxxx or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	JNL/ SELECT MONEY MARKET FUND	PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2011

The undersigned hereby appoints Thomas J. Meyer, Mark D. Nerud and Susan S. Rhee and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of JNL/Select Money Market Fund, on March 15, 2011, at 9:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, all the shares of the Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE TELEPHONE: 1-xxx-xxx-xxxx
VOTE VIA THE INTERNET: www.proxy-direct.com
[999 9999 9999 999] [ ]

Note: Please sign exactly as your name appears on this proxy.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature(s)
Title(s), if applicable
Date 22099_122010A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on March 15, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/jnl22099

Please detach at perforation before mailing.

THIS PROXY CARD IS JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.

PLEASE MARK VOTE AS IN THIS EXAMPLE: [   ]

		FOR	AGAINST	ABSTAIN

1.	To approve a change to the fundamental investment policy of the Fund.	[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.	[ ]	[ ]	[ ]

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

22099_122010A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-xxx-xxx-xxxx or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Voting Instruction Card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION	JNL/ SELECT MONEY MARKET FUND	VOTING INSTRUCTION
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2011

The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York (the “Companies”), as issuers through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the shares in the JNL/Select Money Market Fund of JNL Series Trust related to the Variable Contract owned by the undersigned at the Special Meeting of Shareholders to be held on March 15, 2011, at 9:00 a.m. Eastern Time at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof (“Meeting”).

These instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, III, IV, and/or V and by JacksonNational Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, JNLNY Separate Account II and JNLNY Separate Account IV.The Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote “FOR” the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

VOTE VIA THE TELEPHONE: 1-xxx-xxx-xxxx
VOTE VIA THE INTERNET: www.proxy-direct.com
[999 9999 9999 999] [ ]

Note: Please sign exactly as your name appears on this Voting Instruction.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, sign in the partnership name.

Signature(s)
Title(s), if applicable
Date 22099VI_122010A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on March 15, 2011.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/jnl22099

Please detach at perforation before mailing.

THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK.

PLEASE MARK VOTE AS IN THIS EXAMPLE: [   ]

		FOR	AGAINST	ABSTAIN

1.	To approve a change to the fundamental investment policy of the Fund.	[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.	[ ]	[ ]	[ ]

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

22099VI_122010A